UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-26844 (Commission File Number)	93-0945232 (IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon (Address of Principal Executive Offices)	97124 (Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.

     The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

     On February 3, 2005, RadiSys Corporation issued a press release announcing its results for the fourth fiscal quarter and year ending December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on February 3, 2005, RadiSys Corporation held a conference call discussing its results for the fourth fiscal quarter and year ending December 31, 2004. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

     The conference call contained the following sentences that may be considered to have non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100:

“Our fourth quarter revenues, excluding the $1.4 million inventory sale, were derived from our three markets as follows...45%, or $27.3 million of fourth quarter revenues were from our Service Provider Systems market...22%, or $13.4 million of fourth quarter revenues were derived from our Enterprise Systems market...33%, or $20.6 million, of fourth quarter revenues were from our Commercial Systems market.”

“Our top five customers for the quarter were Avaya, Comverse, Diebold, Nokia, and Nortel. Collectively, they represented about 63% of our revenues for the quarter...From a geographic perspective, approximately 51% of our fourth quarter business was in Europe, 43% was in North America, and 6% in Asia Pacific. Again, this breakdown excludes the $1.4 million inventory sale in Q4.”

“The results for the quarter include a net restructuring charge of $1.4 million. Without the restructuring charge, our net income was approximately $4.0 million, including an additional $254 thousand in tax expense, and our diluted earnings per share for the quarter was $.18.”

“Without the $1.4 million inventory sale at zero margin, the fourth quarter gross margin percentage would have been 33% even. This is up half a point from in the prior quarter’s gross margin rate of 32.5%.”

“Operating expenses in Q4, excluding intangible amortization and the restructuring charge, totaled $15.1 million, up about $288 thousand from the prior quarter.”

     Accordingly, we are providing the following tables, which reconcile the information to the corresponding GAAP-based measure presented in our Consolidated Statements of Operations in the accompanying press release. Management believes the presentation of these non-GAAP financial measures, in connection with the results of the fourth fiscal quarter and year ended December 31, 2004, provides useful information to investors regarding our results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance and factors that influenced performance during the period under report. Management also uses these non-GAAP measures internally to monitor performance of the business. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

Reconciliation of reported revenues to GAAP revenues (in thousands):

Three months ended
December 31, 2004
Revenues (GAAP):	$62,710
Less: End-of-life inventory sale	(1,413)

Revenues, excluding the $1.4 million inventory sale	$61,297

Reconciliation of revenues from our Service Provider systems market (in thousands):

Three months ended
December 31, 2004
Service Provider systems market revenues (GAAP):	$28,701
Less: End-of-life inventory sale	(1,413)

Revenues, excluding the $1.4 million inventory sale	$27,288

Reconciliation of end market revenues as a percentage of total revenues for the three months ended December 31, 2004:

		As a percentage of
		revenues, excluding
	As a percentage of revenues	the $1.4 million
	(GAAP)	inventory sale
Service Provider Systems Market	46%	45%
Enterprise Systems Market	21%	22%
Commercial Systems Market	33%	33%

Reconciliation of revenues associated with top 5 customers (in thousands):

Three months ended
December 31, 2004
Revenues for top five customers (GAAP):	$39,769

As a percentage of revenues (GAAP):	63%

Revenues for top five customers (GAAP):	$39,769
Less: End-of-life inventory sale	(1,413)

Revenues for top five customers, excluding the $1.4 million inventory sale	$38,356

As a percentage of revenues, excluding the $1.4 million inventory sale	63%

Reconciliation of reported revenues in Europe to GAAP revenues in Europe (in thousands):

Three months ended
December 31, 2004
Revenues (GAAP):	$32,954
Less: End-of-life inventory sale	(1,413)

Revenues, excluding the $1.4 million inventory sale	$31,541

Reconciliation of revenues by geographic region as reported to GAAP revenues by geographic region:

		As a percentage of
		revenues, excluding the
	As a percentage of revenues	$1.4 million inventory
	(GAAP)	sale
North America	42%	43%
Europe	52%	51%
Asia Pacific	6%	6%

Reconciliation of net income and diluted earnings per share, excluding restructuring charges, to GAAP net income and diluted earnings per share (in thousands, except per share data):

Three months ended
December 31, 2004
Net income (GAAP):	$2,836

Diluted earnings per share (GAAP):	$0.13

Diluted weighted average shares outstanding (GAAP):	24,085

Net income (GAAP):	$2,836
Add: Restructuring and other charges (reversals) (“restructuring charges”)	1,442
Deduct: Additional tax expense due to adding back restructuring charges	(254)

Net income, excluding restructuring charges	$4,024

Add: Interest expense on convertible senior notes, net of tax benefit	328
Adjusted numerator, excluding restructuring charges for the earnings per share calculation	$4,352

Diluted earnings per share, excluding restructuring charges	$0.18

Reconciliation of gross margin as a percentage of revenues to GAAP gross margin as a percentage of revenues (in thousands):

	Three Months Ended
	December 31, 2004	September 30, 2004
Revenues (GAAP):	$62,710	$61,746
Cost of sales (GAAP):	42,464	41,660

Gross margin (GAAP):	$20,246	$20,086

Gross margin as a percentage of revenues (GAAP):	32.3%	32.5%

End-of-life inventory sale:	$(1,413)	$—

Comparable revenues (excluding end-of-life inventory sale)*:	$61,297	$61,746
Comparable cost of sales (excluding end-of-life inventory sale):	41,051	41,660

Comparable gross margin:	$20,246	$20,086

Comparable gross margin as a percentage of revenues:	33.0%	32.5%

* Based on the reconciliation of revenues to GAAP revenues.

Reconciliation of reported operating expenses to GAAP operating expenses (in thousands):

	Three Months Ended
	December 31, 2004	September 30, 2004
Operating Expenses (GAAP):	$17,011	$15,710
Less: Intangible amortization	(514)	(515)
Less: Restructuring charges	(1,442)	(428)

Comparable operating expenses:	$15,055	$14,767

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release, dated February 3, 2005

99.2	Text of conference call held February 3, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION an Oregon corporation

Date: February 8, 2005	By:	/s/ Brian Bronson

	Name:	Brian Bronson

	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated February 3, 2005

99.2	Text of conference call held February 3, 2005